UNITED STATES     Notice of Acceptance-Transportation Services Contract
POSTAL SERVICE         Bid or Proposal for Regular Service

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              1. ACCEPTANCE OF BID OR PROPOSAL PURSUANT TO:
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Solicit    |Date of      |Contract     |Begin           | End Contract
ation No.  |Solicitation |No.          |Contract Term   | Term
           |             |             |                |
HO-2003-05 |             |             |                |
(Amot)     | May 29, 2003|AMCT-2003-04 |August 2, 2003  |June 30, 2006
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For Mail Service    City & State  |   City & State
In or Between                     |
                                  |
   VARIOUS MT, SD & TX SEGMENTS   |  VARIOUS MT, SD & TX SEGMENTS
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              2. RATE OF COMPENSATION:
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Contract Rate                     | Annual Mileage  |  Rate per pound
                                  |                 |
      $.44000000 PER POUND        | NOT APPLICABLE  | Line Haul $0.02 per lb.
TOTAL $                           |                 | Terminal Handling
                                  |                 |    $0.420000 per lb.
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              3. CONTRACTOR
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Name                   DAG Code   |Address (Street, City, State, Zip + four)
                                  |
ALPINE AVIATION, INC.    SA       | 1177 Alpine Air Way
DBA: ALPINE AIR                   | PROVO   UT   84601-8205
                   TAX ID         |
                 87-0310531       |
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              4. CONTRACT
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Your bid or proposal submitted in response to the solicitation specified above for carrying and/or handling the United States Mail in accordance with your bid or proposal is hereby accepted for the term named herein.

The law prohibits you from assigning or transferring this contract without the permission of the U.S. Postal Service and provides for cancellation of the contract if you assign or transfer it without first receiving permission. Further, you will be liable for any damages resulting from such an assignment or transfer without permission. If you should wish to assign or transfer your contract, contact your Contracting Officer and ask for information on requirements for subletting contracts.

The presence of a postal inspector in your transportation equipment or in the vicinity of your facilities, or the route over which such equipment is operated shall not be revealed by you or your employees to any person at any time.

Your contract with the Postal Service incorporates the above referenced solicitation and all of its provisions specifications and attachments, and your proposal.




Signature of Contracting Officer     | Address of Contracting Officer
                                     | 475 L-Enfant Plaza SW, Room 4800
/s/Leslie A. Griffith                | Washington, DC 20260-0210
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Title of Contracting Officer         | Distribution:
Leslie A. (Les) Griffith             |    Original:  Contracting Officer
Manager, Air Transportation CMC      |    Copies:    Postal Data Center, COR,
                                     |               Insp. Svc, Contractor
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Date Ordered  |Order No.       |Route Order |Budget         |Finance
              |                |No.         |Account No.    |No.
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07/31/2003    |AIRCMC-2003-1985|      1     |LH 53501,      |67-0400
              |                |            |TH 53511       |
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